------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------


Annual Report
October 31, 1996

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Report to Shareholders

To Our Shareholders,

     In November of 1986, this Fund was launched to provide US investors with a way to take advantage of the higher yields available from high quality Australian bonds. We are now celebrating our 10th year of providing high current income to shareholders while achieving a secondary objective of capital appreciation. At the Fund's inception, interest rates in Australia were in the range of 15%, while the currency was trading below US$0.65. As Australian economic fundamentals have improved, interest rates have declined, providing capital appreciation for the portfolio. The Australian dollar has also appreciated versus the US dollar, providing additional returns to investors. From inception through October 1996 the Fund has achieved annualized total returns of 13.95% on a net asset value basis and 11.77% on a market value basis (both returns assume reinvestment of distributions and have been adjusted for rights offerings). These returns compare favorably to the Salomon US Government Bond Index which returned just 8.11% annually over the same time frame.

     During the twelve months ended October 31, 1996, the total value of the Fund increased substantially, with bond prices in Australia rising sharply and the Australian dollar appreciating against the US dollar. The yield premium of Australian bonds over their US counterparts declined sharply over the period, driven by improving domestic fundamentals and a general preference among international investors for higher yielding bond markets. The Australian dollar appreciated against the US dollar over the first quarter of 1996, and despite some recent weakness, has held much of this gain. The Fund's position in New Zealand bonds continues to provide useful diversification and exposure to the New Zealand dollar, which continued to rise against the Australian and US dollars over the period. Over the financial year to date, the Fund both fulfilled its primary objective of achieving a high level of income return and succeeded in raising the capital value of the underlying assets.

     For the year ended October 31, 1996, the Fund achieved a total return on net asset value (with income reinvested and adjusted for the rights offering) of 16.90%. At October 31, 1996, the Fund's closing market price was $9.125 per share, a discount of 12.34% to its net asset value of $10.41 per share. The monthly dividend rate has remained at $0.065 per share since January 1995 and accordingly the Fund's current dividend yield is 8.5%. On December 9, 1996, the Board of Directors declared a year-end extra dividend of $0.03 per share. The Board also announced that the monthly dividend rate would remain at $0.065 through the June 15, 1996 payment. A further analysis of the Fund's performance since inception is provided later in this report.

     The Fund successfully completed a rights offering in October, issuing 2,390,913 shares at an offering price of $8.79 per share, equal to 95% of market price, and providing net proceeds to the Fund of $20.74 million. The offering was well over-subscribed and the transferable structure of the offering provided shareholders with the option of either exercising or selling their rights. As a result of the increase in net assets from the offering, the ratio of operating expenses to annual average net assets is expected to decline from 1.22% to 1.15% for fiscal 1997, (assuming average net assets for the year of $124 million).

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Report to Shareholders

------------------------
     MARKET SUMMARY
------------------------

     A more comprehensive discussion of the major economic trends in Australia and New Zealand is provided in the Economic Review, together with an analysis of recent developments in the debt and currency markets. In summary, Australian economic growth recovered over 1996 from the weakness that it had suffered in the previous year. However, the recovery remained narrowly based, with many sectors continuing to suffer. Inflation trended downwards over the year, leaving the Treasury underlying measure within the 2-3% target band of the Reserve Bank of Australia (RBA). In New Zealand the economy continued to slow through 1996, and while inflation remained stubbornly outside the 0-2% Reserve Bank of New Zealand (RBNZ) target band, there was some evidence of easing price pressures in the second half of the year.

     Official interest rates in Australia have been reduced twice over the past five months, to 6.5%, after having been stable at 7.5% since December 1994. The RBA acted on the lack of obvious inflationary pressures, in particular the downwards trend in average earnings. The Australian dollar, which performed very well in the early part of 1996, held on to most of these gains over the remainder of the period, despite lower commodity prices and falling official interest rates.

     In New Zealand, inflation remained outside the RBNZ target range and a relatively tight mix of monetary conditions was maintained. Towards the end of the period under review, signs of an easing in the housing market and a weakening labor market led to expectations of an easing in monetary conditions. Continued high short rates kept the New Zealand dollar on an appreciating trend, despite the failure of the October election to produce a clear result.

     The Australian bond market performed poorly over the first eight months of the year under review, with the yield on ten year bonds rising from 8.5% in October 1995 to almost 9% in June 1996. Rising Australian yields were largely a result of higher yields on US Treasuries, which set a negative tone for global bonds. However, in the period from June to the Fund's year-end in October, Australian bonds rallied sharply, driven by improving domestic fundamentals and the return to positive sentiment in the US Treasury market. Ten year Australian yields fell sharply to finish the year under review at 7.4%, substantially below the levels of October 1995. New Zealand bonds were also weak over the period to June 1996, with ten year yields rising to nearly 9% from 7.2% in October 1995. The effect of a weaker background for global bonds was compounded by domestic concerns over politics and continuing stubborn inflation. However, as in Australia, bond prices rose sharply in the last four months of the period, given signs that inflationary pressures might be easing, bringing the ten year yield down to 7.3%.

     Australia and New Zealand both held general elections in 1996. In Australia, there was a convincing win for the Liberal coalition, under John Howard. The new, more conservative government promised, and has since delivered, a fiscally responsible budget, and has been generally well received by the market. The picture in New Zealand is less clear. The October election failed to produce a clear majority for any single party, or indeed any obvious grouping. The support of the NZ First party would allow either Labour or the National party to take power, but the outcome of discussions is still unclear.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Performance from Inception through October 31, 1996
                                         (Unaudited)

     [The following table was depicted as a line chart in the printed material]

                   Growth of a Hypothetical $10,000 Investment

         Australian Index      Net Asset Value    Market Value      U.S. Index
         ----------------      ---------------    ------------      ----------
Nov '86        10000                10000             10000            10000
Oct '87        11687                11102             9165             10041
Oct '88        16812                15889             14679            11007
Oct '89        17137                15993             15010            12359
Oct '90        20426                18470             14664            13075
Oct '91        25846                23178             20969            14965
Oct '92        26021                22775             21388            16527
Oct '93        29557                25656             23363            18687
Oct '94        30145                26482             23776            17864
Oct '95        36448                31231             27518            20601
Oct '96        43779                36508             30144            21669

Since its inception in 1986, the Fund has achieved an average annualized return on market value of 11.77%, on the basis noted below. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the average annualized return has been 13.95%. Both the market and net asset value performance measures have outpaced the Salomon Brothers US Government Bond Index which has averaged 8.11%. The Salomon Brothers Australian Government Bond Index has averaged 16.06% since the Fund's inception, with the difference between the Fund's net asset value performance and that of the index primarily attributable to the Fund's operating and foreign tax expenses, which neither index is subject to. After adjusting for these expenses, which have averaged 2.34% since inception, the Fund has outperformed the Australian index as well.

--------------------------------------------------------------------------------
        Annualized                                                      Since
        Performance                     1 Year     3 Years   5 Years  Inception+
--------------------------------------------------------------------------------
 Fund Market Value(1)                    9.54%      8.87%     7.53%     11.77%
--------------------------------------------------------------------------------
 Fund Net Asset Value(2)                16.90%     12.48%    9.51%      13.95%
--------------------------------------------------------------------------------
 Salomon Brothers US Gov't
    Bond Index(3)                        5.18%      5.06%     7.68%      8.11%
--------------------------------------------------------------------------------
 Salomon Brothers Australian Gov't
    Bond Index(4)                       19.98%     13.99%    11.12%     16.06%
--------------------------------------------------------------------------------

     + Fund commenced operations November 28, 1986.

   (1) Based on market value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at reinvestment plan prices.

   (2) Based on net asset value per share, adjusted for rights offerings, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.

(3)(4) The Salomon Brothers US and Australian Government Bond Indices are US$ based unmanaged indices. Please remember that past performance may not be indicative of future results.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

------------------------
     OUTLOOK
------------------------

     Given recent improvements in Australian fiscal and monetary conditions, we do not anticipate that Australian returns will continue the level of outperformance we have seen since 1986. The strength of the Australian bond market has also resulted on lower current yields on Australian bonds and if this trend continues it may result in a reduction in the Fund's dividend yield at some point. However Australian bonds continue to provide superior yields to US bonds of comparable quality and the Fund expects to continue exploiting this difference for the benefit of our investors. We appreciate the continued confidence shown by our shareholders and look forward to the next ten years.

     On behalf of the Board of Directors,

      /s/ Robert Cotton
      Sir Robert Cotton
      Chairman

      /S/ David M. Felder
      David M. Felder
      President

      December 9, 1996

------------------------
     ECONOMIC REVIEW
------------------------

     The last twelve months have been characterized by shifting sentiment as to the strength of the US economy. In the latter part of 1995 there were worries that weakness would give way to recession, and the Federal Reserve cut official rates in early 1996. However, stronger US data released in the first quarter of 1996, most notably the strong series of non-farms payroll figures, led to rising growth forecasts and inflationary concerns. These fears were not realized, with inflation figures remaining moderate, and more recent figures have suggested growth at close to the trend growth rate. European economies have displayed signs of recovery during 1996, although the extra fiscal discipline imposed by the Maastricht Treaty should limit the pace of growth. The Japanese economic recovery continued to stall and officials were resolute in their defense of the current loose monetary policy.

Australia

     Economic growth in Australia slowed in the last quarter of 1995, with GDP(A) rising 3.1% year on year. However there was a marked increase in the pace of growth over the early part of 1996 and annual GDP(A) growth was reported at 5.1% in the first quarter and 4.5% in the second. Private consumption held up well over the first half of the year, despite disappointing growth in employment, and business investment was particularly strong. The recovery remains narrowly based, with many

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY

     At October 31, 1996, the average maturity of the Fund's portfolio was 5.6 years, with an average duration of 4.1 years, while the average current yield to maturity was 7.3%.
--------------------------------------------------------------------------------

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Economic Review

sectors still relatively depressed, and there has been some more recent evidence that growth for the third quarter of 1996 will be lower than that reported earlier in the year.

     Retail sales were still strong towards the end of 1995, peaking at a year on year rise of 8.7% in January 1996. Sales growth has moderated since that time, but has held up reasonably well in volume terms at the expense of retail margins. More recent sales data has revealed a sharper decline in growth, with retail sales rising just 2% over the twelve months ended September 1996. The weakness in retail sales has been observed in most sectors, with only food and clothing retailing displaying any strength. Consumer sentiment was relatively weak at the start of the period under review, but rallied strongly on the election of the Liberal coalition government in March. In line with retail sales figures, consumer confidence fell in the second and third quarters of the year. However, the most recent survey, taken just after the RBA cut official rates to 6.5% on November 6, 1996, rebounded to the levels seen at the time of the March election.

     The labor market has been mixed over the period under review, delivering growth in total employment, but not at a rate fast enough to reduce the unemployment rate, given a growing workforce. The unemployment rate rose from 8.6% in October 1995 to 8.9% in April 1996, and has remained broadly stable, ending the period at 8.8%.

     The past twelve months have been characterized by declining inflation in Australia, as measured by both the headline rate and the Treasury's underlying measure. Headline CPI peaked in the December quarter of 1995 at 5.1% on year ago levels, before declining steadily to 2.1% in the twelve months ended in September 1996. The Treasury underlying measure peaked later, in the March quarter of 1996 at 3.3%, just outside the RBA's 2-3% target band, before falling to 2.4% in the September quarter. This easing in inflation is consistent with the heavy discounting activity in the retail sector and also reflects the strength of the Australian dollar, particularly against the Yen, which has dampened inflation in the automobile sector.

     The RBA has continued to highlight wage inflation as the main risk to the achievement of their inflationary targets. However, over the period, wages, as measured by the Average Weekly Ordinary Time Earnings figures, declined steadily. AWOTE growth peaked at 5.1% on year ago levels in the September quarter of 1995 and declined steadily to 3.9% in the June quarter of 1996. The September rise was originally reported at 3.5%, but has since been revised upwards to 3.8%. While the AWOTE figures are consistent with the RBA's target inflation range, there has been some concern about the level of enterprise bargaining settlements. Many sectors are moving from industry-wide negotiations to these individual enterprise agreements, and such settlements are running at around 5% in the private sector.

     The external sector of the economy posted a marked improvement over the year under review. The current account deficit for the year to June 1996 was A$20.9 billion, having fallen from A$28.1bn in the same period a year before. The majority of this fall was driven by a drop in the merchandise trade deficit from A$8.3bn in 1994/5 to A$1.8bn in 1995/6. The only part of the current account to worsen over the period was the net income balance, which represents the principal element of the overall deficit and highlights the need for increased saving in the Australian economy.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Economic Review

     The Liberal coalition government, elected in March, has indicated that it intends to institute reforms to several areas of policy. Indeed, the new Treasurer Paul Costello delivered his first budget in August, introducing measures aimed at returning the underlying budget position to a surplus by 1998/9, with a small deficit (1.1% of GDP) predicted for 1997/8. The new Government has also announced reforms to the labor market, and have set out to increase the transparency and accountability of the RBA. Late in the period under review, Ian Macfarlane, the former deputy governor, took over from Bernie Fraser as the Governor of the Reserve Bank. Mr. Macfarlane is expected to be at least as firm on meeting inflationary targets as his predecessor.

New Zealand

     The economy in New Zealand has continued to slow during 1996. The production measure of GDP was reported at +2.6% (year on year) in both the December quarter of 1995 and the March quarter of 1996, before falling to +2.1% in the June quarter. The economy is expected to receive some support from the fiscal stimulus of recent tax cuts, announced by the last National Government, but recent statistics for the September quarter offer little evidence of a meaningful upturn, and monetary conditions remain tight. Such growth as has been experienced over the year has been concentrated in the service sector, with the manufacturing sector weak and continuing to suffer internationally from the relatively high level of the currency.

     Despite continuing economic weakness in the early part of 1996, CPI inflation remained stubbornly outside the RBNZ 0-2% target band, with the underlying measure reported at 2.1% (year on year) in the March quarter and 2.3% in the June quarter. The September quarter outcome was unchanged at 2.3%, below market expectations. Inflation in the tradable goods sector has been constrained by the strong New Zealand dollar, but the non-tradable rate remains high, and as yet there are no clear signs of a downturn in house prices, the main cause for concern. Labor market conditions worsened over the year, in response to slower growth, with the unemployment rate rising from 6.1% in the December quarter of 1995 to 6.3% in the September quarter of 1996.

     The Federal election on October 12, 1996 failed to provide a clear majority for either leading party and has been followed by protracted talks aimed at bringing a coalition government together. The Labour and National party blocks both won sizable minorities, and either could form a government with the support of Winston Peters' NZ First party. There are few major policy differences between the two main groups, with both likely to alter little, except to widen the Reserve Bank target inflation band. The only major concern is that either block may swing too heavily towards the more radical NZ First agenda in order to attract their support.

Debt Markets

      Australian bonds performed well over the year under review, with the yield on ten year bonds falling from 8.6% in October 1995 to 7.4% in October 1996. The bond market experienced three distinct phases over the period. In late 1995 and the first two months of 1996 the market in Australia rallied in line with global bond markets, on expectations of a downturn in North American and European

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Economic Review

economies. The second phase, from February to June, was marked by a sell-off in Australian bonds, again led by US Treasuries, with ten year Australian yields peaking at 9%. The final phase, since June, saw a sharp rally in Australian bonds as the benefits of supportive domestic fundamentals and falling short-term interest rates were compounded by rising global bond markets, and particularly strong demand for higher yielding markets. The ten year yield finished at 7.4% and the yield premium over comparable US treasury bonds declined to a historically low 0.9%, from a high of over 2% earlier in the year.

     The New Zealand bond market also rallied with US Treasuries until February 1996, with ten year yields falling from 7.2% at the end of October to just below 7% in February. However, during the spring decline in global bonds, the consequent sell-off in New Zealand was exacerbated by political concerns over the election looming in October. As a result New Zealand ten year bond yields rose to 8.8% in May 1996 when political concerns were at their height. In the period since June 1996, New Zealand government bonds have rallied sharply, against a background of rallying global bonds, the anticipation of an eventual drop in domestic inflation and demand for higher yielding bonds, particularly from Asian investors. The bond market became less concerned about the composition of the incoming government towards the end of the period, and the New Zealand ten year bond yield finished the period at 7.3%.

Australian and New Zealand Dollars

     The Australian dollar strengthened significantly during 1996, rising strongly against the US dollar during the spring of 1996. The Australian dollar started the period under review at US$0.76, then fell to US$0.734 in mid-January, before strengthening to over US$0.80 in mid-May. This performance was driven by an improving current account balance, higher commodity prices, and strong demand for A$ denominated debt instruments from Japanese investors. The currency weakened slightly during July and August when lower world growth forecasts led to a drop in commodity prices and it became clear that the RBA would be able to reduce short-term interest rates. However, the currency held on to most of its earlier gains and ended October above US$0.79.

     The New Zealand dollar rose in value consistently over the period, from US$0.66 at the end of October 1995 to US$0.708 at the end of October 1996. Support for the currency was provided by high and rising short-term interest rates during a period when short-term rates in Europe and the US were falling. There was strong demand from Japanese investors, no longer content with historically low yields available in Yen assets. The political concerns that hampered the bond market in the summer of 1996 did not affect the currency significantly.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Portfolio of Investments and Cash on Deposit
                                                                October 31, 1996

Long-Term Investments -- 96.5%
Principal Amount                                                                                           Value (US$)
----------------                                                                                           -----------
Australian Government and Semi-Government Bonds -- 67.0%
                     Australian Government Bonds -- 21.9%
  A$ 6,000,000       Commonwealth Government Bond                12.5% due 9/15/97...................      $ 4,994,337
    12,000,000       Commonwealth Government Bond                12% due 11/15/01....................       11,487,450
     5,000,000       Australian Industrial Development Corp.     9.25% due 2/17/03...................        4,313,900
     1,000,000       Commonwealth Bank of Australia              9% due 8/15/05......................          861,789
     6,000,000       Commonwealth Government Bond                10% due 2/15/06.....................        5,584,300
                                                                                                           -----------
                                                                 ....................................       27,241,776
                                                                                                           -----------
                     Semi-Government Bonds with Eurobond Structure -- 34.8%
  A$ 1,300,000       State Bank of New South Wales               9.25% due 2/18/03...................        1,120,326
    16,450,000       Queensland Treasury Corp.                   8% due 5/14/03......................       13,487,232
     6,500,000       South Australian Finance Authority          7.75% due 6/30/03...................        5,228,189
     2,500,000       Treasury Corp. of Victoria                  7.25% due 9/30/03...................        1,970,288
    22,400,000       Queensland Treasury Corp.                   6.5% due 6/14/05....................       16,666,301
     6,500,000       New South Wales Treasury Corp.              6.5% due 5/1/06.....................        4,809,573
                                                                                                           -----------
                                                                 ....................................       43,281,909
                                                                                                           -----------
                     Other Semi-Government Bonds -- 10.3%
  A$ 4,000,000       Tasmanian Public Finance Corp.              13% due 11/1/96.....................        3,169,958
     6,500,000       Western Australia Treasury Corp.            12.5% due 4/1/98....................        5,561,145
     4,000,000       Victorian Public Finance Authority          12.5% due 10/15/03..................        4,041,019
                                                                                                           -----------
                                                                 ....................................       12,772,122
                                                                                                           -----------
Total Australian Government and Semi-Government Bonds-- (Cost $70,177,743)...........................       83,295,807
                                                                                                           -----------
Eurobonds -- 22.9%
  A$ 2,500,000       Deutsche Bank Australia                     9.75% due 4/8/97....................        2,003,413
     5,800,000       Toyota Motor Credit Corp.                   10.75% due 3/6/98...................        4,814,530
     2,500,000       Unilever Australia Ltd.                     12% due 4/8/98......................        2,112,375
     3,500,000       DSL Finance N.V.                            10.25% due 4/7/00...................        3,030,131
     6,000,000       Morgan Guaranty Trust Co.                   8% due 4/18/01......................        4,879,511
     3,300,000       Export Finance & Insurance Corp.            9% due 3/26/03......................        2,811,216
     5,000,000       KFW International Finance                   9.125% due 7/26/05..................        4,338,664
     5,000,000       Eurofima                                    9.875% due 1/17/07..................        4,576,399
                                                                                                           -----------
Total Eurobonds -- (Cost $25,813,859)                            ....................................       28,566,239
                                                                                                           -----------
Australian Corporate Bond -- 2.9%
  A$ 4,000,000       National Australia Bank                     12% due 7/15/99 -- (Cost $3,142,954)        3,557,720
                                                                                                           -----------
New Zealand Government Bond -- 3.7%
 NZ$ 6,600,000       New Zealand Government Bond                 10% due 7/15/97 -- (Cost $4,555,636)        4,724,220
                                                                                                           -----------
Total Long-Term Investments-- (Cost $103,690,192)                ....................................      120,143,986
                                                                                                           -----------
Cash on Deposit -- 5.5%
  A$ 7,815,686       Brown Brothers Harriman & Co., upon demand at 5.9375%...........................        6,193,541
  US$  673,993       Brown Brothers Harriman & Co., upon demand at 4.25%.............................          673,993
Total Cash on Deposit -- (Cost $6,863,882)                       ....................................        6,867,534
                                                                                                           -----------
Total Portfolio of Investments and Cash on Deposit -- 102.0% (Cost $110,554,074).....................      127,011,520
Other Assets less Liabilities --(2.0)%                           ....................................      (2,510,371)
                                                                                                           -----------
Net Assets -- 100.0%                                             ....................................     $124,501,149
                                                                                                           ===========

See Notes to Financial Statements.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Statements of Assets and Liabilities

                                              October 31, 1996  October 31, 1995
                                              ----------------  ----------------
ASSETS:
   Investments, at value (cost $103,690,192
     and $77,935,601, respectively)..........   $120,143,986        $88,025,738
   Cash on deposit:
   Foreign currency (cost $6,189,889 and
     $5,762,142, respectively)...............      6,193,541          6,104,219
   US dollars................................        673,993             53,069
   Interest receivable.......................      4,002,771          3,038,152
   Accounts receivable for rights offering
     proceeds................................        286,910                 --
   Prepaid expenses..........................          5,995              6,524
   Other assets..............................          7,317              7,317
                                                ------------        -----------
       Total assets..........................    131,314,513         97,235,019
                                                ------------        -----------

LIABILITIES:
   Accounts payable for securities purchased.      5,796,750                 --
   Dividends payable.........................        621,637            621,637
   Investment advisory fee payable...........             --             56,525
   Directors' fees and expenses payable......         14,580             14,215
   Other accrued expenses....................        380,397            152,643
                                                ------------        -----------
       Total liabilities.....................      6,813,364            845,020
                                                ------------        -----------
       Net assets............................   $124,501,149        $96,389,999
                                                ============        ===========

NET ASSETS:
   Net assets were comprised of:
     Common stock, at $0.001 par.............   $     11,955        $     9,564
     Paid-in capital.........................    107,903,518         85,551,096
                                                ------------        -----------
                                                 107,915,473         85,560,660
   Accumulated undistributed net investment
     income..................................        634,699          1,066,228
   Accumulated net realized loss on
     investment and foreign currency
     transactions............................       (515,017)          (748,847)
   Net unrealized appreciation on investments
     and foreign currencies..................     16,465,994         10,511,958
                                                ------------        -----------
       Net assets............................   $124,501,149        $96,389,999
                                                ============        ===========

   Shares of common stock issued and
     outstanding.............................     11,954,566          9,563,653
                                                  ----------          ---------
   Net asset value per share.................         $10.41             $10.08
                                                      ======             ======

See Notes to Financial Statements.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Statements of Operations

                                                   Fiscal year ended October 31,
                                                         1996           1995
                                                         ----           ----
NET INVESTMENT INCOME:
Investment Income:
   Interest and discount earned (net of foreign
     withholding taxes of $399,472 and $392,294,
     respectively) ...............................     $9,287,931    $8,211,336
                                                       ----------    ----------

Expenses:
      Investment advisory fees ...................        688,599       584,994
      Custodian fees .............................        200,324       183,491
      Directors' fees and expenses ...............         92,362       119,830
      Audit and tax services .....................         49,560        53,860
      Printing ...................................         45,136        38,040
      Transfer agent fees ........................         37,946        44,180
      Postage ....................................         27,888        24,455
      Legal ......................................         20,130        16,292
      Stock exchange listing fee .................         16,170        13,570
      Insurance ..................................          4,528         4,394
      Miscellaneous ..............................         17,777        18,760
                                                       ----------    ----------
      Total operating expenses ...................      1,200,420     1,101,866
                                                       ----------    ----------
      Net investment income* .....................      8,087,511     7,109,470
                                                       ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
      Investment transactions* ...................        195,999      (768,608)
      Foreign currency transactions** ............      1,644,129       666,676
                                                      -----------    -----------
      Total net realized gain (loss) .............      1,840,128      (101,932)
                                                       ----------    ----------
Change in unrealized appreciation (depreciation) on:
      Investments*................................      3,858,862     5,498,565
      Foreign currency denominated assets
          and liabilities** ......................      2,095,175     2,071,952
                                                       ----------    ----------
      Total net unrealized appreciation ..........      5,954,037     7,570,517
                                                       ----------    ----------
      Net realized and unrealized gain on
          investments and foreign currencies .....      7,794,165     7,468,585
                                                      -----------    -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ........................    $15,881,676   $14,578,055
                                                      ===========   ===========

* Net increase in net assets before net foreign currency gain was $12,142,372 and $11,839,427, respectively.

** Net realized and unrealized foreign currency gain was $3,739,304 and$2,738,628, respectively.

See Notes to Financial Statements.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Statements of Changes in Net Assets

                                                   Fiscal year ended October 31,
                                                        1996           1995
                                                        ----           ----
INCREASE (DECREASE) IN NET ASSETS

Operations:
    Net investment income ........................  $  8,087,511    $ 7,109,470
    Net realized gain (loss) on investment and
       foreign currency transactions .............     1,840,128       (101,932)
    Change in unrealized appreciation on
       investments and foreign currency denominated
       assets and liabilities ....................     5,954,037      7,570,517
                                                    ------------    -----------
    Net increase in net assets resulting from
     operations ..................................    15,881,676     14,578,055
                                                    ------------    -----------

Distributions to shareholders:
    From net investment income ...................    (8,511,651)    (7,337,713)
    From net realized gain on investment and
       foreign currency transactions .............          --          (14,346)
                                                    ------------    -----------
    Net decrease in net assets resulting from
     distributions to shareholders ...............    (8,511,651)    (7,352,059)
                                                    ------------    -----------

Capital stock transactions:
    Net asset value of shares issued
      through rights offerings ...................    20,741,125     17,478,847
                                                    ------------    -----------

    Total increase in net assets .................    28,111,150     24,704,843
                                                     ------------    -----------

NET ASSETS:
    Beginning of period ..........................    96,389,999     71,685,156
                                                    ------------    -----------
    End of period (including accumulated
      undistributed net investment income of
      $634,699 and $1,066,228, respectively) .....  $124,501,149    $96,389,999
                                                    ============    ===========

See Notes to Financial Statements.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Financial Highlights

                                                                                  Fiscal year ended October 31,
                                                               1996           1995            1994            1993            1992
                                                               ----           ----            ----            ----            ----
PER SHARE DATA:
   Net asset value at beginning of period ............    $  10.08        $   9.99        $  10.45        $   9.97        $  11.77
                                                          --------        --------        --------        --------        --------
   Net investment income .............................        0.85            0.84            0.82            0.77            0.92
   Net realized and unrealized gain (loss) on
     investments and foreign currencies ..............        0.79            0.82           (0.48)           0.47           (1.03)
                                                          --------        --------        --------        --------        --------
   Total increase(decrease) from operations ..........        1.64            1.66            0.34            1.24           (0.11)
                                                          --------        --------        --------        --------        --------
   Distributions to shareholders:

   From net investment income ........................       (0.89)          (0.89)          (0.78)          (0.74)          (1.02)
   From net realized gains on investment
     and foreign currency transactions ...............        --              --             (0.02)           --             (0.56)
                                                          --------        --------        --------        --------        --------
   Total distributions to shareholders ...............       (0.89)          (0.89)          (0.80)          (0.74)          (1.58)
                                                          --------        --------        --------        --------        --------
   Decrease in net assets from capital
     stock transactions ..............................       (0.39)          (0.65)           --             (0.01)          (0.08)
                                                          --------        --------        --------        --------        --------
   Offering expenses charged to capital ..............       (0.03)          (0.03)           --             (0.01)          (0.03)
                                                          --------        --------        --------        --------        --------
   Net increase (decrease) in net asset value ........        0.33            0.09           (0.46)           0.48           (1.80)
                                                          --------        --------        --------        --------        --------
   Net asset value at end of period ..................    $  10.41        $  10.08        $   9.99        $  10.45        $   9.97
                                                          ========        ========        ========        ========        ========
   Per share market value at end of period ...........    $  9.125        $   9.25        $  9.125        $   9.75        $  9.625
   Total investment return (1) .......................        9.54%          15.74%           1.77%           9.23%           2.00%
   Net asset value return (2) ........................       16.90%          17.93%           3.22%          12.65%          (1.74)%
   Net assets at end of period (in 000's) ............    $124,501        $ 96,390        $ 71,685        $ 74,958        $ 69,564
   Number of shares outstanding at
     end of period (in 000's) ........................      11,955           9,564           7,173           7,173           6,979

RATIOS TO AVERAGE NET ASSETS:
      Operating expenses .............................        1.22%           1.32%           1.40%           1.47%           1.48%
      Net investment income ..........................        8.22%           8.51%           7.88%           7.45%           8.20%
      Portfolio turnover .............................       16.00%          56.55%          13.71%           9.69%          53.66%



(1) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder.

(2) Based on net asset value per share, adjusted for reinvestment of distributions at the ex-dividend date net asset value and for rights offerings, assuming full subscription by shareholder.

See Notes to Financial Statements.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Notes to Financial Statements
                                                                October 31, 1996

The Kleinwort Benson Australian Income Fund, Inc. (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified investment company under the Investment Company Act of 1940, as amended.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the United States dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar as its functional currency -- see Taxes.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Australian dollar ("A$") and New Zealand dollar ("NZ$") amounts are translated into United States dollars on the following basis:

(i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

(ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions and between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

The Australian and New Zealand dollar exchange rates at October 31, 1995 and October 31, 1996, were US$0.76175 to A$1.00 and US$0.6601 to NZ$1.00, and
US$0.7925 to A$1.00 and US$0.7075 to NZ$1.00, respectively.

Investment Valuation: Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Notes to Financial Statements (continued)
                                                                October 31, 1996

amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

Market and Currency Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

Investment Transactions and Investment Income: Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

Forward Currency Contracts: The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss; realized gains or losses are included in net realized gain or loss on foreign currency transactions.

Taxes: For Federal income tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund's policy to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain(loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

Dividends and Distributions: The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

At October 31, 1995, permanent book and tax basis differences of ($543,061) and $637,215 were reclassified from accumulated undistributed net investment income and accumulated undistributed net capital gains, respectively, to paid-in capital. At October 31, 1996, such reclassifications were

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Notes to Financial Statements (continued)
                                                                October 31, 1996

$7,389 and $1,606,298, respectively. These differences relate primarily to redesignation of foreign currency gains (losses) to ordinary income for tax purposes.

2. Agreements

The Fund's Advisory Agreement with Kleinwort Benson Investment Management Americas Inc., the Investment Advisor, provides for a fee, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average annual net assets up to $100,000,000 and at 0.65% thereafter. Prior to October 25, 1996, the agreement provided for a fee at an annual rate of 0.70% on all assets. For the years ended October 31, 1995 and 1996, the Investment Advisor earned $584,994 and $688,599, respectively, under this agreement.

3. Portfolio Transactions

Purchases of investment securities, other than short-term investments, for the years ended October 31, 1995 and 1996, aggregated $55,102,789 and $39,158,365, respectively. Sales of investment securities, other than short-term investments, totaled $43,352,323, and $15,418,908 respectively, during these periods. The portfolio of investments at October 31, 1995 was substantially the same in terms of types of investments to that included herein for October 31, 1996.

The United States Federal income tax basis of the Fund's investments and foreign currency cash deposits at October 31, 1995 and 1996 was as listed below. During the year, the Fund utilized capital loss carryforwards of $233,830. As of October 31, 1996, the Fund has a capital loss carryforward of $508,989 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Fund will not distribute such gains to shareholders.

                                           October 31, 1996     October 31, 1995
                                           ----------------     ----------------
Tax cost basis                              $115,100,272          $ 83,704,621
                                            ============          ============
Unrealized appreciation                     $ 14,192,816          $ 10,425,337
Unrealized depreciation                          (11,585)               0
                                            ------------          ------------
Net unrealized appreciation                 $ 14,481,231          $ 10,425,337
                                            ============          ============

4. Capital Stock

There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. In October 1996, 2,390,913 shares of common stock were issued through a rights offering at a subscription price of $8.79 per share. Gross proceeds to the Fund were $21,016,125. Total offering costs of $275,000 were charged to capital. During April 1995, 2,390,913 shares of common stock were issued through a rights offering at a subscription price of $7.39 per share. Gross proceeds to the Fund were $17,668,847. Total offering costs of $190,000 were charged to capital.

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of the Kleinwort Benson Australian Income Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the October 31, 1996 portfolio of investments and cash on deposit, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kleinwort Benson Australian Income Fund, Inc. (the "Fund") at October 31, 1996 and 1995, the results of its operations and the changes in its net assets for each of the two years in the period ended October 31, 1996, and the financial highlights for each of the five years in the period ended October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 and 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

November 26, 1996

------------------------
 Kleinwort
 Benson
 Australian

 Income Fund, Inc.
------------------------

Dividend Reinvestment and Cash Purchase Plan
Foreign Tax Credits
Tax Information                                                      (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

     The Fund offers to shareholders a Dividend Reinvestment Plan which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount from market price, on valuation date. The Plan also includes a Cash Purchase option which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

     The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

     If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

Foreign Tax Credits

     The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

     The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.

Tax Information

     In accordance with United States Federal income tax regulations, a summary for the fiscal year ended October 31, 1996, of the dividends and distributions paid for Federal income tax purposes on a per share basis is listed below.

     Please note that if you report for Federal income tax purposes on a calendar year basis, amounts which should be included in your 1996 return should be based on the Form 1099 which will be provided to you in January 1997. Those Form 1099's will be based on calendar year tax information which will vary from that reported below:

Distributions to Shareholders:
------------------------------
     Dividends...........................             $0.890
     Foreign Taxes (Australia)...........              0.043
                                                      ------
     Total Distributions.................             $0.933
                                                      ======

Distributions by Source:
------------------------
     Ordinary Income, Foreign Source:
       Australia.........................             $0.895
       New Zealand.......................              0.036
                                                      ------
       Total Foreign Source..............              0.931
     Ordinary Income, U.S. Source........              0.002
                                                      ------
     Total Distributions.................             $0.933
                                                      ======

Directors and Officers

Sir Robert C. Cotton
Director and Chairman of the Board
Sydney, Australia

David M. Felder
Director and President
London, England

James J. Foley
Director
Belmont, MA

Leonard T. Hinde
Director
Cremorne, NSW, Australia

The Earl of Limerick
Director
London, England

Nigel S. MacEwan
Director
Darien, CT

G. William Miller
Director and Deputy Chairman of the Board
Washington, DC

Michael Fortier
Secretary and Treasurer
New York, NY

Investment Advisor
Kleinwort Benson Investment
Management Americas Inc.
New York, NY

      Kleinwort
      Benson
      Australian
      Income Fund, Inc.

      75 Wall Street
      New York, NY 10005
      (800) 237-4218